LYRIS INC. AND SUBSIDIARIES

FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2012

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lyris, Inc. (the “Company”) for the quarterly period ended March 31, 2012 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah Eudaley, Chief Financial Officer of the Company, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2012	/s/ Deborah Eudaley
Deborah Eudaley , Chief Financial Officer